Exhibit 99.2

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

FRAME
A.L.C.
A.L.C.
SALE

Q4 2022

SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

Table of Contents		Supplemental Report – December 31, 2022

Section I – Fourth Quarter 2022 Earnings Press Release
Section II – Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	32
Market Capitalization	4	Core Top Tenants	37
Operating Statements		Core Lease Expirations	38
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	39
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	40
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11	Section IV – Fund Information
EBITDA	13
Same Property Net Operating Income	14	Fund Overview	41
Fee Income	15	Fund Properties	43
Structured Financing	16	Fund Lease Expirations	46
Other Information		Development and Redevelopment Activity	47
Transactional Activity	17
2023 Guidance	19
Net Asset Valuation Information	22
Selected Financial Ratios	23	Section V – Other Information
Debt Analysis
Summary	26	Important Notes	49
Detail	27
Maturities	29
Interest Rate Summary	31

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – December 31, 2022		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Stuart Seeley	Symbol AKR
	Suite 300	Senior Managing Director of Strategy & Public Markets
Rye, NY 10580
Jennifer Han
Director, Reporting & Investor Relations

(914) 288-8100
investorrelations@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Craig Mailman - (212) 816-4471	Todd Thomas - (917) 368-2286
	craig.schmidt@bofa.com	craig.mailman@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Paulina Rojas Schmidt - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	Truist
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA - (212) 303-4124
	ltsai@jefferies.com	kibin.kim@truist.com

3

Market Capitalization
Supplemental Report – December 31, 2022	(Including pro-rata share of Fund debt, in thousands)

				Changes in Total Outstanding Common				Weighted Average
	Total Market		Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%		Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	95,121			Balance at 12/31/2021	89,304	5,059	94,363
Common Operating Partnership ("OP") Units	5,134			ATM issuance	5,151	—	5,151
Combined Common Shares and OP Units	100,255			Vesting RS and LTIPs	11	279	290
				OP Conversions	36	(36)	—
Share Price at December 31, 2022	$14.35			Other	6	—	6
				Balance at 3/31/2022	94,508	5,302	99,810	93,310	93,310	99,103	99,103
Equity Capitalization - Common Shares and OP Units	$1,438,659			ATM issuance	375	—	375
Preferred OP Units [2]	6,657			Vesting RS and LTIPs	34	30	64
Total Equity Capitalization	1,445,316	51%	51%	OP Conversions	16	(16)	—
				Other	(4)	—	(4)
Debt Capitalization				Balance at 6/30/2022	94,929	5,316	100,245	94,945	94,120	100,281	99,898
Consolidated debt [3]	1,805,414			ATM issuance	—	—	—
Adjustment to reflect pro-rata share of debt	(390,912)			Vesting RS and LTIPs	—	—	—
Total Debt Capitalization	1,414,502	49%	49%	OP Conversions	20	(20)	—
				Other	2	—	2
Total Market Capitalization	$2,859,818	100%	100%	Balance at 9/30/2022	94,951	5,296	100,247	95,251	94,849	100,313	100,534
				ATM issuance	—	—	—
				Vesting RS and LTIPs	3	1	4
				OP Conversions	163	(163)	—
				Other	4	—	4
				Balance at 12/31/2022	95,121	5,134	100,255	95,066	94,643	101,326	101,338

__________

1.
Reflects debt net of Core Portfolio cash of $12,823 and pro-rata share of Funds cash of $4,048 for total cash netted against debt of $16,871.
2.
Represents 188 Series A and 126,384 Series C Preferred OP Units convertible into 25,067 and 438,831 Common OP Units, respectively, multiplied by the Common Share price at quarter end.
3.
Reflects consolidated debt excluding $12,354 of unamortized premium and unamortized loan costs.

4

Consolidated Income Statement
Supplemental Report – December 31, 2022	(in thousands)

	December 31, 2022 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income	$79,335	$317,814
Other	1,243	8,476
Total revenues	80,578	326,290
Operating expenses
Depreciation and amortization	33,489	135,917
General and administrative	11,298	44,066
Real estate taxes	10,275	44,932
Property operating	16,268	56,995
Impairment charges	—	33,311
Total operating expenses	71,330	315,221

Gain on disposition of properties	7,245	57,161
Operating income	16,493	68,230
Equity in earnings (losses) of unconsolidated affiliates	13,262	(32,907)
Interest and other income	4,751	14,641
Unrealized holding losses on investments and other	(16,579)	(34,994)
Interest expense	(21,900)	(80,209)
Loss from continuing operations before income taxes	(3,973)	(65,239)
Income tax provision	(5)	(12)
Net loss	(3,978)	(65,251)
Net loss attributable to redeemable noncontrolling interests	2,343	5,536
Net loss attributable to noncontrolling interests	5,617	24,270
Net income (loss) attributable to Acadia	$3,982	$(35,445)

5

Consolidated Income Statement - Detail
Supplemental Report – December 31, 2022	(in thousands)

	December 31, 2022 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$60,230	$240,362
Percentage rents	896	3,009
Expense reimbursements - CAM	7,718	27,534
Expense reimbursements - Taxes	7,338	31,757
Other property income	847	2,638
Total Property Revenues	77,029	305,300

PROPERTY EXPENSES
Property operating - CAM	12,345	43,956
Other property operating (Non-CAM)	3,613	12,231
Real estate taxes	10,275	44,932
Total Property Expenses	26,233	101,119

NET OPERATING INCOME - PROPERTIES	50,796	204,181

OTHER INCOME (EXPENSE)
Interest income	4,751	14,641
Straight-line rent income (expense)	1,637	8,961
Above/below-market rent income (expense)	1,532	8,314
Interest expense [2]	(20,297)	(74,448)
Amortization of finance costs	(1,538)	(5,507)
Above/below-market interest income (expense)	26	104
Finance lease interest expense	(91)	(358)
Asset and property management (expense) income	(159)	(675)
Other (expense) income	(111)	2,037
Impairment charges	—	(33,311)
CORE PORTFOLIO AND FUND INCOME	36,546	123,939

FEE AND OTHER INCOME
Asset and property management fees	199	748
Net promote and other transactional income	—	1,473
Unrealized holding losses on investments and other	(16,487)	(37,032)
Transactional fees [3]	49	199
Income tax provision	(5)	(12)
Total Fee and Other (Loss) Income	(16,244)	(34,624)

General and Administrative	(11,298)	(42,044)

Depreciation and amortization	(33,399)	(135,540)
Non-real estate depreciation and amortization	(90)	(377)
(Loss) gain on change of control and other	—	(859)
Gain on disposition of properties	7,245	57,161
(Loss) before equity in earnings and noncontrolling interests	(17,240)	(32,344)

Equity in earnings (losses) of unconsolidated affiliates	13,262	(32,907)
Noncontrolling interests (including redeemable noncontrolling interests)	7,960	29,806

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA	$3,982	$(35,445)

6

Income Statement – Pro Rata Adjustments
Supplemental Report – December 31, 2022	(in thousands)

	Quarter Ended December 31, 2022		Year to Date December 31, 2022
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
PROPERTY REVENUES
Minimum rents	$(23,322)	$12,396	$(95,030)	$45,845
Percentage rents	(70)	136	(793)	538
Expense reimbursements - CAM	(3,302)	1,497	(12,832)	5,457
Expense reimbursements - Taxes	(2,372)	150	(9,883)	7,083
Other property income	(236)	50	(1,067)	273
Total Property Revenues	(29,302)	14,229	(119,605)	59,196

PROPERTY EXPENSES
Property operating - CAM	(5,038)	1,836	(19,562)	6,135
Other property operating (Non-CAM)	(885)	243	(3,411)	953
Real estate taxes	(3,580)	418	(15,545)	8,694
Total Property Expenses	(9,503)	2,497	(38,518)	15,782
NET OPERATING INCOME - PROPERTIES	(19,799)	11,732	(81,087)	43,414

OTHER INCOME (EXPENSE)
Interest income	(5)	8	(15)	20
Straight-line rent income (expense)	(631)	137	(4,137)	1,313
Above/below-market rent income (expense)	(588)	1,148	(1,996)	3,999
Interest expense [2]	9,470	(4,602)	35,809	(14,541)
Amortization of finance costs	790	(326)	2,960	(1,149)
Above/below-market interest income (expense)	—	21	—	84
Finance lease interest expense	38	(2)	205	(2)
Asset and property management (expense) income	397	(492)	1,517	(1,812)
Other income (expense)	(96)	(5)	(1,007)	31
Impairment charges	—	—	25,609	(50,779)
CORE PORTFOLIO AND FUND INCOME	(10,424)	7,619	(22,142)	(19,422)

FEE AND OTHER INCOME
Asset and property management fees	2,365	151	9,853	607
Net promote and other transactional income	—	—	—	—
Unrealized holding losses on investments and other	9,892	—	22,502	—
Transactional fees [3]	1,555	273	5,738	893
Income tax provision	4	(2)	126	(13)
Total Fee and Other (Loss) Income	13,816	422	38,219	1,487

General and Administrative	689	(139)	1,993	(644)
Depreciation and amortization	13,697	(7,201)	57,519	(26,889)
Non-real estate depreciation and amortization	—	—	—	—
(Loss) gain on change of control and other	—	—	—	—
Gain (loss) on disposition of properties	(9,561)	12,561	(47,583)	12,561
(Loss) before equity in earnings and noncontrolling interests	8,217	13,262	28,006	(32,907)

Equity in earnings (losses) of unconsolidated affiliates	—	—	—	—
Noncontrolling interests (including redeemable noncontrolling interests) [6]	(257)	—	1,800	—

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA	$7,960	$13,262	$29,806	$(32,907)

7

Balance Sheet
Supplemental Report – December 31, 2022	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$817,802	The components of Real estate under development, at cost are as follows:
Buildings and improvements	3,204,493	Core	$54,817
Construction in progress	21,027	Fund II	34,072
Right-of-use assets - finance leases	25,086	Fund III	25,798
	4,068,408	Fund IV	69,915
Less: Accumulated depreciation and amortization	(725,143)	Total	$184,602
Total	3,343,265
Real estate under development	184,602	Summary of other assets, net:
Operating real estate, net	3,527,867	Deferred charges, net	$28,478
Notes receivable, net	123,903	Accrued interest receivable	18,082
Investments in and advances to unconsolidated affiliates	291,156	Due from seller	3,036
Lease intangibles, net	102,374	Prepaid expenses	15,872
Other assets, net	127,217	Other receivables	2,060
Right-of-use assets - operating leases, net	37,281	Income taxes receivable	1,876
Cash and cash equivalents	17,158	Corporate assets, net	1,287
Restricted cash	15,063	Deposits	1,624
Straight-line rents receivable, net	34,889	Derivative financial instruments	54,902
Rents receivable, net	14,617	Total	$127,217
Assets of properties held for sale	11,057
Total assets	$4,302,582

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$928,639
Unsecured notes payable, net	696,134	Summary of accounts payable and other liabilities:
Unsecured line of credit	168,287	Lease liability - finance leases, net	$7,022
Accounts payable and other liabilities	118,075	Accounts payable and accrued expenses	59,922
Lease liability - operating leases, net	35,271	Deferred income	34,503
Dividends and distributions payable	18,395	Tenant security deposits, escrow and other	16,582
Lease intangibles, net	78,416	Derivative financial instruments	46
Distributions in excess of income from, and investments in, unconsolidated affiliates	10,505	Total	$118,075
Total liabilities	2,053,722
Commitments and contingencies
Redeemable noncontrolling interests	67,664
Shareholders' Equity
Common shares	95
Additional paid-in capital	1,945,322
Accumulated other comprehensive income (loss)	46,817
Distributions in excess of accumulated earnings	(300,402)
Total Acadia shareholders’ equity	1,691,832
Noncontrolling interests	489,364
Total equity	2,181,196
Total liabilities, equity and redeemable noncontrolling interests	$4,302,582

8

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – December 31, 2022	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(164,639)	$67,674
Buildings and improvements	(762,554)	250,936
Construction in progress	(5,882)	802
Right-of-use assets - finance leases	(2,346)	22,428
	(935,421)	341,840
Less: Accumulated depreciation and amortization	114,290	(67,692)
Total	(821,131)	274,148
Real estate under development	(87,348)	13,909
Operating real estate, net	(908,479)	288,057
Notes receivable, net	65,391	—
Investments in and advances to unconsolidated affiliates	(150,911)	(97,601)
Lease intangibles, net	(32,971)	9,037
Other assets, net	372	6,383
Right-of-use assets - operating leases, net	(2,022)	—
Cash and cash equivalents	(8,621)	8,334
Restricted cash	(10,610)	3,490
Straight-line rents receivable, net	(7,605)	4,961
Rents receivable, net	(4,014)	1,843
Total assets	$(1,059,470)	$224,504

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(539,220)	$192,079
Unsecured notes payable, net	(40,917)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(27,215)	28,874
Lease intangibles, net	(25,339)	6,285
Lease liability - operating leases, net	(2,118)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(2,907)	7,767
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(10,505)
Total liabilities	(637,716)	224,504
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income (loss)	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests (including redeemable noncontrolling interests)	(421,754)	—
Total equity	(421,754)	—
Total liabilities, equity and redeemable noncontrolling interests	$(1,059,470)	$224,504

9

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – December 31, 2022	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $1.9 million and $4.5 million, respectively, for the three months and year ended December 31, 2022.
3.
Consists of development, construction, leasing and legal fees.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and includes redeemable noncontrolling interests.
5.
Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP and includes redeemable noncontrolling interests.
6.
This represents the (loss) income allocable to Operating Partnership Units of $0.3 million and $(1.8) million, respectively, for the three months and year ended December 31, 2022.
7.
The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)
Supplemental Report – December 31, 2022	(in thousands)

	Quarter Ended				Year to Date	Quarter Ended	Year to Date
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022	December 31, 2021	December 31, 2021
Funds from operations ("FFO"):
Net Income (Loss) attributable to Acadia	$16,838	$(374)	$(55,891)	$3,982	$(35,445)	$3,013	$23,548
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	24,313	26,597	27,097	26,903	104,910	23,393	93,388
(Gain) loss on disposition on real estate properties (net of noncontrolling interest share)	(6,876)	(2,961)	(2,055)	(10,245)	(22,137)	—	(4,163)
Impairment charges (net of noncontrolling interest share)	—	—	58,481	—	58,481	—	2,294
Income (loss) attributable to noncontrolling interests' share in Operating Partnership	1,121	151	(2,960)	380	(1,308)	336	2,076
FFO to Common Shareholders and Common OP Unit holders - Basic	$35,396	$23,413	$24,672	$21,020	$104,501	$26,742	$117,143

Less: Impact of City point share conversion option [1]	—	—	(906)	—	(906)	—	—
FFO to Common Shareholders and Common OP Unit holders - Diluted	$35,396	$23,413	$23,766	$21,020	$103,595	$26,742	$117,143

Add back: acquisition costs, net of bargain purchase gain [2]	859	—	—	—	859	—	—
Add back: City Point recapitalization and transaction related costs [2]	—	—	364	—	364	—	—
Add back: Impact of City point share conversion option [1]	—	—	906	—	906	—	—
Unrealized holding (gain) loss (net of noncontrolling interest share)	(3,570)	8,881	3,068	6,786	15,165	1,302	(13,782)
FFO before Special Items attributable to Common Shareholder and Common OP Unit holders [3]	$32,685	$32,294	$28,104	$27,806	$120,889	$28,044	$103,361

Adjusted Funds from operations ("AFFO"):
FFO	$35,396	$23,413	$24,672	$21,020	$104,501	$26,742	$117,143
Unrealized (gains) losses	(3,570)	8,881	3,068	6,786	15,165	1,302	(13,782)
Straight-line rent, net	(2,707)	(920)	(1,367)	(1,143)	(6,137)	1,180	(1,462)
Above/below-market rent	(1,965)	(3,183)	(3,077)	(2,092)	(10,317)	(4,904)	(10,172)
Amortization of finance costs	807	768	1,047	1,074	3,696	655	2,982
Above/below-market interest	(47)	(47)	(47)	(47)	(188)	(47)	(188)
Non-real estate depreciation	90	107	90	90	377	116	388
Stock-based compensation	3,887	2,255	1,932	2,292	10,366	2,243	10,583
Leasing commissions	(1,053)	(1,057)	(811)	(538)	(3,459)	(676)	(2,360)
Tenant improvements	(3,403)	(2,250)	(4,709)	(4,289)	(14,651)	(2,533)	(10,059)
Maintenance capital expenditures	(638)	(2,049)	(1,993)	(3,651)	(8,331)	(2,968)	(4,060)
AFFO to Common Shareholders and Common OP Unit holders	$26,797	$25,918	$18,805	$19,502	$91,022	$21,110	$89,013

Total weighted-average diluted shares and OP Units	99,103	100,281	100,313	101,326	101,338	94,505	93,234

Diluted FFO per Common share and OP Unit:
FFO	$0.36	$0.23	$0.24	$0.21	$1.02	$0.28	$1.26

FFO before Special Items	$0.33	$0.32	$0.28	$0.27	$1.19	$0.30	$1.11

11

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)
Supplemental Report – December 31, 2022	(in thousands)

__________

1.
This amount is not recognized within the Company’s Consolidated Statements of Operations. Rather, it represents a required GAAP adjustment to the numerator within its diluted earnings per share computation to reflect an assumed conversion of potential common shares that could be subsequently issued in connection with the City Point recapitalization. Please refer to the third quarter 2022 supplemental information package for additional details. This non-recurring item only occurred in the third quarter 2022.
2.
Transaction and other related costs of $2.2 million, or $0.02 per share are non-recurring items for 2022, which included (i) $1.3 million ($0.9 million of City Point recapitalization and $0.4 million of transaction costs), or $0.01 per share and (ii) $0.9 million, or $0.01 per share for acquisition and transaction costs, net of a bargain purchase gain from a Core acquisition. See Footnote 1 for further details.
3.
The Company defines Special Items to include (i) unrealized holding losses or gains (net of noncontrolling interest share) on investments and (ii) Transaction and other costs that do not occur in the ordinary course of the Company's underwriting and investing business.

12

EBITDA
Supplemental Report – December 31, 2022	(in thousands)

	Quarter Ended December 31, 2022			Year to Date December 31, 2022			Quarter Ended December 31, 2021
	Core			Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:

Net Income (Loss) Attributable to Acadia	$4,796	$(814)	$3,982	$(32,745)	$(2,700)	$(35,445)	$4,813	$(1,800)	$3,013

Adjustments:
Depreciation and amortization	20,771	6,222	26,993	83,360	21,927	105,287	19,420	4,089	23,509
Interest expense	12,270	3,159	15,429	41,264	11,916	53,180	8,412	2,676	11,088
Amortization of finance costs	670	404	1,074	2,540	1,156	3,696	574	81	655
Above/below-market interest	(47)	—	(47)	(188)	—	(188)	(47)	—	(47)
Gain on disposition of properties	(7,245)	(3,000)	(10,245)	(7,245)	(14,894)	(22,139)	—	—	—
Unrealized holding losses (gains) on investment in Albertsons and other	6,786	—	6,786	15,165	—	15,165	1,097	205	1,302
Provision (benefit) for income taxes	2	1	3	(137)	36	(101)	(298)	—	(298)
Impairment charges	—	—	—	50,779	7,702	58,481	—	—	—
Noncontrolling interest - OP	257	—	257	(1,800)	—	(1,800)	212	—	212
EBITDA	$38,260	$5,972	$44,232	$150,993	$25,143	$176,136	$34,183	$5,251	$39,434

Adjusted EBITDA:

EBITDA	$38,260	$5,972	$44,232	$150,993	$25,143	$176,136	$34,183	$5,251	$39,434
Stock based compensation	2,292	—	2,292	10,366	—	10,366	2,243	—	2,243
	$40,552	$5,972	$46,524	$161,359	$25,143	$186,502	$36,426	$5,251	$41,677

13

Core Portfolio – Same Property Performance [1]
Supplemental Report – December 31, 2022	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	December 31, 2022	December 31, 2021	Favorable/ (Unfavorable)	December 31, 2022	December 31, 2021	Favorable/ (Unfavorable)

Summary
Minimum rents	$33,744	$32,468	3.9%	$133,000	$126,926	4.8%
Expense reimbursements	7,527	9,948	(24.3)%	35,053	37,188	(5.7)%
Other property income	518	550	(5.8)%	2,522	1,727	46.0%

Total Revenue	41,789	42,966	(2.7)%	170,575	165,841	2.9%

Expenses
Property operating - CAM & Real estate taxes	9,852	12,529	21.4%	46,292	48,567	4.7%
Other property operating (Non-CAM)	1,299	1,444	10.0%	3,838	4,019	4.5%

Total Expenses	11,151	13,973	20.2%	50,130	52,586	4.7%

Same Property NOI - Core properties	$30,638	$28,993	5.7%	$120,445	$113,255	6.3%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	6,276	3,483		23,515	13,954
Core NOI	$36,914	$32,476		$143,960	$127,209

Other same property information
Physical Occupancy at the end of the period	92.7%	89.8%
Leased Occupancy at the end of the period	94.9%	93.1%

__________

1.
The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

14

Fee Income by Fund
Supplemental Report – December 31, 2022	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date December 31, 2022
Asset and property management fees	$889	$73	$3,766	$5,858	$622	$11,208
Transactional fees	596	382	1,542	4,182	128	6,830
Total fees	$1,485	$455	$5,308	$10,040	$750	$18,038

Quarter Ended December 31, 2022
Asset and property management fees	$186	$16	$829	$1,521	$163	$2,715
Transactional fees	65	41	465	1,266	40	1,877
Total fees	$251	$57	$1,294	$2,787	$203	$4,592

Quarter Ended September 30, 2022
Asset and property management fees	$142	$12	$915	$1,454	$153	$2,676
Transactional fees	246	56	342	996	27	1,667
Total fees	$388	$68	$1,257	$2,450	$180	$4,343

Quarter Ended June 30, 2022
Asset and property management fees	$275	$13	$967	$1,420	$168	$2,843
Transactional fees	164	68	384	1,061	33	1,710
Total fees	$439	$81	$1,351	$2,481	$201	$4,553

Quarter Ended March 31, 2022
Asset and property management fees	$286	$32	$1,055	$1,463	$138	$2,974
Transactional fees	121	217	351	859	28	1,576
Total fees	$407	$249	$1,406	$2,322	$166	$4,550

15

Structured Financing Portfolio
Supplemental Report – December 31, 2022	(in thousands)

	September 30, 2022			Quarter Ended December 31, 2022					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances [1]	Conversions	Principal	Interest	Balance	Rate	Rate	Dates
First mortgage notes [2,3]	$59,801	$3,809	$63,610	$—	$—	$59,801	$3,809	$63,610	5.99%	6.39%	Apr-20 to Sept-24

Other notes[3,4]	130,945	12,192	143,137	—	—	130,945	16,132	147,077	11.28%	11.38%	Jan-24 to Dec-27

Total Core notes receivable	$190,746	$16,001	$206,747	$—	$—	$190,746	$19,941	$210,687	9.62%	9.82%

__________

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$190,746
Fund Notes Receivable						—
Allowance for credit loss						(1,452)
Total Pro-rata Notes Receivable						$189,294

________

1.
See Transactional Activity page that follows.
2.
One Core note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at December 31, 2022.
3.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.
4.
During the third quarter 2022, the Company funded a loan to investors in Fund II for $65.9 million.

16

Transactional Activity
Supplemental Report – December 31, 2022	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]
Core:

121 Spring Street	New York, NY	January 12, 2022	$39,637	100.00%	$—	$39,637
Williamsburg Collection [3]	Brooklyn, NY	February 18, 2022	97,750	100.00%	—	97,750
8833 Beverly Boulevard	Hollywood, CA	March 2, 2022	24,117	100.00%	—	24,117
Henderson Portfolio [4]	Dallas, TX	April 18, 2022	85,192	100.00%	—	85,192
			246,696		—	246,696

Fund V:
Wood Ridge Plaza	Houston, TX	March 21, 2022	49,317	90.00%	44,385	8,921
La Frontera	Round Rock, TX	March 30, 2022	81,358	90.00%	73,222	14,718
Shoppes at South Hills	Poughkeepsie, NY	August 22, 2022	47,609	90.00%	42,848	8,612
			178,284		160,455	32,251
			$424,980		$160,455	$278,947

DISPOSITIONS
Core:
Henderson Avenue (Land Parcel)	Dallas, TX	October 7, 2022	$3,050	100.00%	$—	$3,050
330-340 River Street	Boston, MA	December 13, 2022	26,400	100.00%	—	26,400
			29,450		—	29,450

Fund III:
Cortlandt Crossing	Mohegan Lake, NY	February 9, 2022	65,533	100.00%	65,533	$16,082
Self Storage Management		March 9, 2022	6,000	50.00%	—	1,500

Fund IV:
Mayfair	Philadelphia, PA	January 26, 2022	23,700	100.00%	23,700	5,479
Dauphin	Harrisburg, PA	March 4, 2022	21,650	100.00%	21,650	5,005
Lincoln Place	Fairview Heights, IL	May 25, 2022	40,670	100.00%	40,670	9,403
Wake Forest Crossing	Wake Forest, NC	August 24, 2022	38,919	100.00%	38,919	8,998
Promenade at Manassas	Manassas, VA	October 13, 2022	46,000	98.57%	45,342	10,483

Fund V:
New Town Center (Land Parcel)	Canton, MI	February 1, 2022	2,231	89.43%	1,995	401
			244,703		237,809	57,351
			$274,153		$237,809	$86,801

17

Transactional Activity
Supplemental Report – December 31, 2022	(in thousands)

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

Core:
White Oak	Repayment	May 26, 2022	$(16,000)	100.00%	$—	$(16,000)

Core:
City Point Loan	Recapitalization	August 1, 2022	$65,945	100.00%	—	$65,945

Fund III:
640 Broadway Note Receivable	Foreclosure	January 26, 2022	(5,307)	100.00%	(5,307)	(1,302)
			$44,638		$(5,307)	$48,643

________

1.
Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.

2.
Acquisition amounts include capitalized acquisition costs, where applicable. Refer to the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.

3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.

4.
The Henderson Avenue Portfolio comprises 14 operating retail assets and two development and redevelopment sites.

18

2023 Guidance
Supplemental Report – December 31, 2022	(in millions)

	2023 Guidance Forecast
	Low		High		2022 Actuals
(in $ millions, except per share amounts)	$ Millions	$/Share	$ Millions	$/Share	$ Millions	$/Share
Net earnings (loss) per share attributable to Acadia[9]	$13.9	$0.14	$22.1	$0.23	$(35.4)	$(0.40)
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)		1.01		1.01		1.05
Impairment charges (net of noncontrolling interest share)		—		—		0.58
(Gain) loss on disposition of properties (net of noncontrolling interest share)		—		—		(0.22)
Noncontrolling interest in Operating Partnership		0.02		0.02		0.02
FFO to Common Shareholders and Common OP Unit holders		$1.17		$1.26		$1.03
Less: Impact of City point share conversion option[1]		—		—		(0.01)
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders		$1.17		$1.26		$1.02

19

2023 Guidance
Supplemental Report – December 31, 2022	(in millions)

	2023 Guidance Forecast
	Low		High		2022 Actuals
(in $ millions, except per share amounts)	$ Millions	$/Share	$ Millions	$/Share	$ Millions	$/Share
FFO Comprises[3]:
Core property NOI[4]	$144		$147		$139
Fund property NOI[4]	26		27		21
Cash recoveries of prior period rents/lease termination income[5]	2		4		7
Total NOI	172		178		167

Core interest expense, net of capitalized interest[6]	(43)		(46)		(42)
Fund interest expense, net of capitalized interest[6]	(22)		(24)		(15)
Total interest expense	(65)		(70)		(57)

Interest income (Structured Finance Portfolio)	16		17		15
Straight-line and above/below market rents	11		14		17
Fund fee income, net	15		17		18
General and administrative[10]	(39)		(42)		(40)
Non-real estate depreciation and other expenses	(0.5)		(0.5)		—
Net Promote and other Core and Fund transactional income	11		16		1
Funds from operations before Special Items per share attributable to Common Shareholders and Common OP Unit holders[7]	$120.5	$1.17	$129.5	$1.26	$121.0	$1.19

Unrealized holding loss (gain) (net of noncontrolling interest share)[8]	—	—	—	—	(15)	(0.15)
Transaction and other related costs[1,2,10]	—	—	—	—	(2)	(0.02)
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$120.5	$1.17	$129.5	$1.26	$104.0	$1.02

Additional Guidance Assumptions
Fully diluted common shares - weighted average	96		96		94.6
Fully diluted common shares and OP Units - weighted average	103		103		101.3
Same property net operating income growth	5%		6%		6.3%

________

1.
This amount is not recognized within the Company’s Consolidated Statements of Operations. Rather, it represents a required GAAP adjustment to the numerator within its diluted earnings per share computation to reflect an assumed conversion of potential common shares that could be subsequently issued in connection with the City Point recapitalization. Please refer to the third quarter 2022 supplemental information package for additional details. This non-recurring item only occurred in the third quarter 2022.
2.
Transaction and other related costs of $2.2 million, or $0.02 per share are non-recurring items for 2022, which included (i) $1.3 million ($0.9 million of City Point recapitalization and $0.4 million of transaction costs), or $0.01 per share and (ii) $0.9 million, or $0.01 per share for acquisition and transaction costs, net of a bargain purchase gain from a Core acquisition. See Footnote 1 for further details.
3.
All dollar amounts above are based on the Company's pro-rata share.
4.
As noted in footnote 5, Core and Fund 2022 NOI (as reported) included cash recoveries of prior period rents/lease termination income. Such amounts have been separately reflected for presentation purposes.

20

2023 Guidance
Supplemental Report – December 31, 2022	(in millions)

5.
Represents repayments of rents that were reserved in prior years, cash basis accounting adjustments and lease termination receipts. Such amounts were included in reported Core and Fund 2022 NOI but broken out separately in the guidance table above for illustrative purposes. Any such amounts realized in 2023 will be reflected in NOI consistent with the 2022 reported presentation.
6.
Inclusive of interest expense, amortization of finance costs, above and below market interest and capital lease interest.
7.
The Company defines Special Items to include (i) unrealized holding losses or gains (net of noncontrolling interest share) on investments and (ii) Transaction and other related costs that do not occur in the ordinary course of the Company's underwriting and investing business.
8.
The Company is not providing 2023 guidance for unrealized changes in fair value for its investment holdings. As the Company incurs unrealized gains or losses, they will be reflected in in this line item. For the period 2022, the unrealized losses are with respect to the Company's holdings in Albertsons. Any realized gains of such shares, as well as the Special Dividend of $0.11 per share received during the first quarter of 2023, will be included in Net Promote and other Core and Fund income (loss) in the period in which a sale occurs.
9.
The $(0.40) per share for GAAP purposes is computed by adjusting the numerator for an allocation to earnings for participating securities of $0.8 million along with the impact of assumed conversion of diluted convertible securities of $1.8 million. Such amounts are not recognized within its consolidated income statement but rather within its numerator for purposes of computing its earnings per share.
10.
G&A as reported was approximately $41 million, inclusive of approximately $1.3 million (see Footnote 2 above) of transaction costs required to be expensed in accordance with GAAP associated with investing activities. The $40 million reported above is reduced by such costs as they were excluded from the Company's calculation of FFO before Special Items. The $2.2 million adjustment to reduce NAREIT FFO is comprised of $1.3 million of transaction costs in addition to $0.9 million associated with the dilutive impact of the City Point conversion option.

21

Net Asset Valuation Information
Supplemental Report – December 31, 2022	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	61.67%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1,2]	$36,914	N/A5	$120	$3,197	$19,683
Less:
Net operating (income) loss from properties sold or under contract	(258)	N/A5	(2)	178	—
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(3,042)	N/A5	(118)	(791)	—
Net Operating Income of stabilized assets	$33,614	N/A	$—	$2,584	$19,683

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$—	N/A5	$13,496	$35,016	$—
Development and redevelopment projects [4]	357,540	N/A5	4,607	17,860	—
Total Costs to Date	$357,540	N/A5	$18,103	$52,876	$—

Debt (Pro Rata)	$1,149,441	$77,597	$8,827	$45,261	$133,376

__________

1.
Does not include a full quarter of NOI for any assets purchased during the current quarter. NOI represents the Fund's share. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.
2.
Fund II has been substantially liquidated except for its investment in City Point. During the second quarter 2022, the Company increased its ownership in Fund II and Mervyn's II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%.
3.
Pre-stabilized assets consist of the following projects for Fund II: City Point; Fund III: 640 Broadway; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street, 146 Geary Street and 1035 Third Avenue.
4.
Includes incremental costs; excludes initial carrying value. See “Development and Redevelopment Activity” page in this Supplemental Report.
5.
Amounts omitted as only remaining asset is City Point.

22

Selected Financial Ratios
Supplemental Report – December 31, 2022	(in thousands)

	Quarter Ended December 31,				Year to Date December 31,					Quarter Ended
COVERAGE RATIOS [1]	2022		2021		2022		2021		LEVERAGE RATIOS	December 31, 2022		September 30, 2022
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$38,260		$34,183		$150,993		$127,360		Debt + Preferred Equity (Preferred OP Units)	$1,421,159		$1,446,766
Interest expense	12,270		8,412		41,264		32,777		Total Market Capitalization	2,859,818		2,711,883
Principal Amortization	877		1,083		3,737		4,238		Debt + Preferred Equity/
Preferred Dividends [3]	123		123		492		492		Total Market Capitalization	50%		53%
Fixed-Charge Coverage Ratio - Core Portfolio	2.9	x	3.6	x	3.3	x	3.4	x

EBITDA divided by:	$44,232		$39,434		$176,136		$146,189		Debt [6]	$1,404,288		$1,427,197
Interest expense	15,429		11,088		53,180		42,550		Total Market Capitalization	2,859,818		2,711,883
Principal Amortization	1,242		1,366		5,368		5,578		Net Debt + Preferred Equity/
Preferred Dividends	123		123		492		492		Total Market Capitalization	49%		53%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	2.6	x	3.1	x	3.0	x	3.0	x	Debt/EBITDA Ratios
									Core:
Payout Ratios									Debt	$1,043,395		$1,064,588
									Net debt [5]	1,030,572		1,049,689
Dividends declared (per share/OP Unit)	$0.18		$0.15		$0.72		$0.60		EBITDA	150,993		150,672
									Adjusted EBITDA	161,359		158,400
Dividends (Shares) & Distributions (OP Units) declared	$18,370		$14,557		$73,405		$57,057		Debt/EBITDA - Core Portfolio	6.9	x	7.1	x
FFO	21,020		26,742		104,501		117,143		Debt/Adjusted EBITDA - Core Portfolio	6.5	x	6.7	x
FFO Payout Ratio [8]	87%		54%		70%		49%		Net Debt/EBITDA - Core Portfolio	6.8	x	7.0	x
									Net Debt/ Adjusted EBITDA - Core Portfolio	6.4	x	6.6	x
AFFO [7]	19,502		21,110		91,022		89,013		Core and Funds:
AFFO Payout Ratio	94%		69%		81%		64%		Debt [4]	$1,414,502		$1,440,902
									Net debt [6]	1,397,631		1,421,333
FFO Before Special Items	27,806		28,044		120,889		103,361		EBITDA	176,136		175,709
FFO Before Special Items Payout Ratio	66%		52%		61%		55%		Adjusted EBITDA	186,502		183,437
									Debt/EBITDA - Core and Funds	8.0	x	8.2	x
									Debt/Adjusted EBITDA - Core and Funds	7.6	x	7.9	x
									Net Debt/EBITDA - Core and Funds	7.9	x	8.1	x
									Net Debt/ Adjusted EBITDA - Core and Funds	7.5	x	7.7	x

23

Selected Financial Ratios
Supplemental Report – December 31, 2022	(in thousands)

__________

1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures. Prior period results are adjusted to reflect the impact of the restatement (see Notes to FFO and EBITDA pages for more information).

2. See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3. Represents preferred distributions on Preferred Operating Partnership Units.

4. Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.

5. Reflects debt net of the current Core Portfolio cash balance at end of period.

6. Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

7. See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

8. Amount represents the Company's reallocation of its pro-rata portion of the de-leveraging of Fund II's property-level debt associated with the City Point refinancing to align with the inclusion of the associated EBITDA derived from its investment.

24

Selected Financial Ratios
Supplemental Report – December 31, 2022	(in thousands)

	EBITDA		ADJUSTED EBITDA
	Year Ended	Year Ended	Year Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

Core EBITDA	$150,993	$127,360	$161,359	$137,943

Fund EBITDA	25,143	18,829	25,143	18,829
EBITDA Core and Funds	$176,136	$146,189	$186,502	$156,772

Quarter Ended
Reconciliation of Core Portfolio Debt	December 31, 2022

Core Portfolio Debt per Debt Summary	$1,149,441
Incremental Core Debt Attributable to City Point[8]	(106,046)
Adjusted Core Debt for purposes of computing Debt/EBITDA	1,043,395

Fund Portfolio Debt per Debt Summary	265,061
Incremental Core Debt Attributable to City Point[8]	106,046
Adjusted Fund Debt per EBITDA	371,107

Total Core and Fund Debt for purposes of computing Debt/EBITDA	$1,414,502

25

Portfolio Debt – Summary
Supplemental Report – December 31, 2022	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$806,000	4.2%	3.8	$—	—	—	$806,000	57%	4.2%	3.8	$—	$—	$806,000
Variable-Rate Debt [5]	12,287	5.8%	2.5	10,293	6.2%	0.3	22,580	2%	6.0%	1.5	40,917	—	63,497
								59%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	314,317	4.2%	3.5	125,004	4.3%	1.7	439,321	31%	4.2%	3.0	339,823	(144,371)	634,773
Variable-Rate Debt [5]	16,837	5.9%	0.6	129,764	7.0%	2.2	146,601	10%	6.9%	2.0	203,037	(48,494)	301,144
								41%

Total	$1,149,441	4.2%	3.7	$265,061	5.7%	1.9	$1,414,502	100%	4.5%	3.3	$583,777	$(192,865)	1,805,414

Unamortized premium							577						343
Net unamortized loan costs							(10,077)						(12,697)
Total							$1,405,002						$1,793,060

_________

1.
Fixed-rate debt includes notional principal fixed through swap transactions.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to swap expirations (which may exceed the maturity of the debt) or available extension options.

26

Portfolio Debt – Detail
Supplemental Report – December 31, 2022	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2022	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
163 Highland Avenue		$7,689	100.00%	7,689	4.66%	02/01/24	None
Crossroads Shopping Center		60,873	49.00%	29,828	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
239 Greenwich Avenue		26,000	75.00%	19,500	4.00%	07/10/27	None
Georgetown Portfolio (2008 Investment)		14,920	50.00%	7,460	4.72%	12/10/27	None
State & Washington		22,051	100.00%	22,051	4.40%	09/05/28	None
North & Kingsbury		10,891	100.00%	10,891	4.01%	11/05/29	None
151 North State Street		12,570	100.00%	12,570	4.03%	12/01/29	None
Concord & Milwaukee		2,394	100.00%	2,394	4.40%	06/01/30	None
California & Armitage		2,243	100.00%	2,243	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		806,000	100.00%	806,000	4.19%	Various
Secured interest rate swaps [1]		147,745	50.56%	74,695	4.26%	Various

Sub-Total Fixed-Rate Debt		1,246,876		1,120,317	4.20%

Secured Variable-Rate Debt
Gotham Plaza		17,745	49.00%	8,695	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
3104 M Street [2]		4,186	20.00%	837	Prime+0	01/01/24	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(147,745)	50.56%	(74,695)	4.26%	Various

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		168,287	100.00%	168,287	SOFR+150	06/29/25	2 x 6 mos.
Unsecured Term Loan		400,000	100.00%	400,000	SOFR+165	06/29/26	None
Unsecured $175 Million Term Loan		175,000	100.00%	175,000	SOFR+160	04/06/27	None
Unsecured $75 Million Term Loan		75,000	100.00%	75,000	SOFR+205	07/29/29	None
Unsecured interest rate swaps [1]		(806,000)	100.00%	(806,000)	4.19%	Various

Sub-Total Variable-Rate Debt		96,473		29,124	LIBOR+173

Total Debt - Core Portfolio		$1,343,349		$1,149,441	4.24%

Funds
Fixed-Rate Debt
Canton Marketplace	Fund V	$31,801	20.10%	6,392	3.35%	05/01/23	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
650 Bald Hill Road [4]	Fund IV	15,807	20.81%	3,289	3.75%	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	485,965	23.68%	115,090	4.35%	Various
Sub-Total Fixed-Rate Debt		534,693		125,004	4.28%

Variable-Rate Debt
New Towne Center	Fund V	14,716	20.10%	2,958	LIBOR+220	02/01/23	None
Eden Square [4]	Fund IV	22,167	22.78%	5,050	SOFR+235	03/01/23	None
Broughton Street Portfolio	Fund IV	25,439	23.12%	5,881	SOFR+310	04/28/23	None

27

Portfolio Debt – Detail
Supplemental Report – December 31, 2022	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2022	Percent	Amount	Rate	Maturity	Options

Acadia Strategic Opportunity Fund V LLC	Fund V	51,210	20.10%	10,293	SOFR+187	05/01/23	1x12 mos.
Fairlane Green	Fund V	32,877	20.10%	6,608	LIBOR+190	06/05/23	None
Trussville Promenade	Fund V	28,831	20.10%	5,795	LIBOR+185	06/15/23	None
640 Broadway [4]	Fund III	35,970	24.54%	8,827	SOFR+335	07/09/23	None
146 Geary Street	Fund IV	19,338	23.12%	4,471	LIBOR+365	07/15/23	None
Restaurants at Fort Point	Fund IV	5,855	23.12%	1,354	SOFR+245	11/25/23	None
717 N. Michigan Avenue	Fund IV	48,500	23.12%	11,213	SOFR+318	12/09/23	None
Acadia Strategic Opportunity IV LLC	Fund IV	39,200	23.12%	9,063	SOFR+256	12/29/23	None
Elk Grove Commons	Fund V	40,990	20.10%	8,239	LIBOR+150	01/11/24	None
Hiram Pavilion	Fund V	28,341	20.10%	5,697	LIBOR+190	03/05/24	None
Hickory Ridge	Fund V	28,351	20.10%	5,699	LIBOR+190	10/05/24	None
Tri-City Plaza [4]	Fund V	38,594	18.09%	6,982	LIBOR+190	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,742	20.10%	12,209	SOFR+180	10/24/24	None
Lincoln Commons	Fund V	38,722	20.10%	7,783	SOFR+180	10/24/24	None
Palm Coast Landing	Fund V	26,409	20.10%	5,308	LIBOR+175	11/01/24	None
Frederick Crossing [4]	Fund V	24,237	18.09%	4,384	LIBOR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	SOFR+200	12/20/24	None
Paramus Plaza [4]	Fund IV	28,521	11.56%	3,297	SOFR+236	12/28/24	2 x 12 mos.
Frederick County Square [4]	Fund V	22,389	18.09%	4,050	LIBOR+240	01/01/25	1 x 12 mos.
Wood Ridge Plaza[4]	Fund V	32,338	18.09%	5,850	Prime+013	03/21/25	2 x 12 mos.
Midstate Mall	Fund V	42,400	20.10%	8,522	SOFR+250	04/28/25	2 x 12 mos.
City Point [4]	Fund II	133,655	58.06%	77,597	SOFR+261	08/01/25	1 x 12 mos.
1964 Union Street [4]	Fund IV	1,381	20.80%	287	LIBOR+225	10/01/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,398	20.80%	1,123	LIBOR+225	06/01/26	None
Monroe Marketplace	Fund V	29,150	20.10%	5,859	SOFR+276	11/12/26	None
La Frontera Village[4]	Fund V	55,500	18.09%	10,040	SOFR+261	06/10/27	None
Riverdale [4]	Fund V	33,977	17.97%	6,107	SOFR+246	11/01/27	None
Interest rate swaps [1]	Funds II, IV & V	(485,965)	23.68%	(115,090)	4.35%	Various
Sub-Total Variable-Rate Debt		532,126		140,057	LIBOR+278
Total Debt - Funds		1,066,819		265,061	4.36%
Total Debt - Core Portfolio and Funds		$2,410,168		$1,414,502	4.26%

_________

1.
The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements.
2.
Bears interest at the greater of 3.25% or the Prime Rate.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.
Acadia's interest in this Fund debt is reflected net of additional JV interests.

28

Future Debt Maturities [1]
Supplemental Report – December 31, 2022	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2023	$4,177	$177,496	$181,673	$3,076	$40,573	$43,649	4.08%	4.08%	n/a
2024	3,370	69,855	73,225	2,565	36,756	39,321	4.16%	4.09%	7.50%
2025	2,571	301,787	304,358	2,264	293,283	295,547	4.13%	4.13%	n/a
2026	2,920	400,000	402,920	2,542	400,000	402,542	4.09%	4.09%	n/a
2027	2,728	212,538	215,266	2,424	200,053	202,477	4.03%	4.03%	n/a
Thereafter	4,336	161,571	165,907	4,334	161,571	165,905	4.43%	4.43%	n/a
Total	$20,102	$1,323,247	$1,343,349	$17,205	$1,132,236	$1,149,441

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2023	$7,372	$355,125	$362,497	$1,431	$77,740	$79,171	6.16%	4.27%	6.89%
2024	5,322	328,685	334,007	1,001	62,473	63,474	3.64%	3.50%	6.43%
2025	1,289	231,566	232,855	250	96,226	96,476	6.32%	4.75%	6.56%
2026	829	48,345	49,174	156	9,853	10,009	5.85%	3.75%	6.76%
2027	506	87,780	88,286	90	15,841	15,931	6.42%	n/a	6.42%
Thereafter	—	—	—	—	—	—	n/a	n/a	n/a
Total	$15,318	$1,051,501	$1,066,819	$2,928	$262,133	$265,061

__________

1.
Does not include any applicable extension options or subsequent refinancing.

29

Future Debt Maturities – As Extended [1]
Supplemental Report – December 31, 2022	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2023	$4,177	$177,496	$181,673	$3,076	$40,573	$43,649	3.93%	3.93%	n/a
2024	3,370	69,855	73,225	2,565	36,756	39,321	4.23%	4.02%	7.50%
2025	2,571	133,500	136,071	2,264	124,996	127,260	4.19%	4.19%	n/a
2026	2,920	568,287	571,207	2,542	568,287	570,829	4.09%	4.09%	n/a
2027	3,001	187,402	190,403	2,628	181,201	183,829	4.06%	4.06%	n/a
Thereafter	6,428	184,342	190,770	5,905	178,648	184,553	4.38%	4.38%	n/a
Total	$22,467	$1,320,882	$1,343,349	$18,980	$1,130,461	$1,149,441

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2023	$7,372	$303,915	$311,287	$1,432	$67,447	$68,879	6.16%	4.27%	7.05%
2024	5,321	291,189	296,510	1,001	58,529	59,530	4.03%	3.57%	6.16%
2025	1,289	63,371	64,660	250	11,528	11,778	3.21%	3.13%	6.39%
2026	830	231,408	232,238	157	94,578	94,735	6.31%	3.89%	6.50%
2027	507	161,617	162,124	91	30,048	30,139	6.28%	5.11%	6.74%
Thereafter	—	—	—	—	—	—	n/a	n/a	n/a
Total	$15,319	$1,051,500	$1,066,819	$2,931	$262,130	$265,061

__________

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.

30

Interest Rate Summary [1]
Supplemental Report – December 31, 2022	(in thousands)

Core Portfolio

	Acadia's Pro-rata	Weighted Average
Maturity Year	Notional Balance	Fixed Rate on Swap [2]

2023	$74,695	2.27%
2024	N/A	N/A
2025	25,000	2.24%
2026	6,000	2.40%
2027	275,000	2.57%
2028	100,000	2.92%
2029	275,000	2.68%
2030	125,000	2.93%
Total	$880,695	2.66%

Funds

	Acadia's Pro-rata	Weighted Average
Year	Notional Balance	Fixed Rate on Swap [2]

2023	$17,790	2.38%
2024	46,965	1.34%
2025	11,256	2.36%
2026	N/A	N/A
2027	10,050	3.36%
2028	N/A	N/A
2029	29,029	3.23%
2030	N/A	N/A
Total	$115,090	2.26%

__________

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps.
2.
Represents strike rate.

31

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2022

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$3,350,038	$184.67
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	8,521,951	97.80
Rush and Walton Streets Collection (6 properties)	Lululemon, BHLDN, Reformation, Sprinkles	2011 2012	100.0%	40,384	—	—	40,384	88.2%	—%	—%	88.2%	88.2%	6,996,440	196.50
Clark Street and W. Diversey Collection (4 properties)	Starbucks;TJ Maxx; J Crew Factory	2011 2012	100.0%	53,277	—	—	53,277	68.3%	—%	—%	68.3%	78.0%	1,452,248	39.93
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	51,596	—	—	51,596	97.6%	—%	—%	97.6%	100.0%	2,493,561	49.52
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	100.0%	67.9%	67.9%	1,065,847	31.42
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	78,771	—	—	78,771	100.0%	—%	—%	100.0%	100.0%	3,364,962	42.72
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44
North and Kingsbury	Old Navy, Backcountry	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	1,845,756	44.17
Concord and Milwaukee	—	2016	100.0%	13,147	—	—	13,147	80.8%	—%	—%	80.8%	100.0%	359,012	33.79
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	78.8%	78.8%	78.8%	725,404	50.40
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	63.4%	63.4%	89.7%	698,674	29.02
Sullivan Center	Target	2016	100.0%	176,181	—	—	176,181	78.9%	—%	—%	78.9%	78.9%	5,023,101	36.14
				609,933	—	84,066	693,999	87.1%	—%	78.8%	86.1%	88.8%	37,469,994	62.71
New York Metro
Soho Collection (12 properties)	Faherty, Outerknown, ALC, Stone Island, Taft, Frame, Theory, Bang & Olufsen	2011 2014 2019 2020 2022	100.0%	36,389	—	—	36,389	73.8%	—%	—%	73.8%	90.7%	9,137,418	340.36
5-7 East 17th Street	—	2008	100.0%	8,593	—	—	8,593	—%	—%	—%	—%	47.5%	—	—
200 West 54th Street	—	2007	100.0%	5,862	—	—	5,862	100.0%	—%	—%	100.0%	100.0%	1,569,139	267.68

32

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2022

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
61 Main Street	—	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	312,925	90.18
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	980,044	85.12
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	80.0%	80.0%	80.0%	396,697	33.97
239 Greenwich Avenue	Watches of Switzerland	1998	75.0%	16,621	—	—	16,621	100.0%	—%	—%	100.0%	100.0%	1,793,298	107.89
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	910,725	114.04
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,099,431	27.08
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	838,855	413.03
313-315 Bowery [2]	John Varvatos	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	Citizens Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	100.0%	2,089,073	189.25
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,181,175	40.57
Williamsburg Collection [3]	Sephora, SweetGreen, Levain Bakery	2022	100.0%	50,842	—	—	50,842	100.0%	—%	—	100.0%	100.0%	5,027,426	98.88
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	91.1%	—%	—%	91.1%	91.1%	3,007,496	439.24
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	100.0%	100.0%	100.0%	3,335,287	33.46
Gotham Plaza	Bank of America, Footlocker, Taco Bell	2016	49.0%	—	—	25,922	25,922	—%	—%	73.9%	73.9%	91.6%	1,588,117	82.91
				171,259	86,950	135,928	394,137	87.4%	100.0%	92.9%	92.1%	96.5%	34,419,182	94.86
Los Angeles Metro
8833 Beverly Blvd	Luxury Living	2022	100.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	1,272,860	130.46
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,677,460	191.25
				23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	3,950,320	166.28
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank	2012	100.0%	20,669	—	—	20,669	66.7%	—%	—%	66.7%	66.7%	875,265	63.53
14th Street Collection (3 properties)	Mitchell Gold and Bob Williams, Verizon	2021	100.0%	19,461	—	—	19,461	100.0%	—%	—%	100.0%	100.0%	1,410,882	72.50
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	100.0%	100.0%	100.0%	2,080,617	36.08

33

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2022

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
M Street and Wisconsin Corridor (26 Properties) [4]	Lululemon, Duxiana, Rag and Bone, Reformation, Glossier, Showfields	2011 2016 2019	24.8%	245,249	—	—	245,249	82.1%	—%	—%	82.1%	87.9%	12,867,936	63.88
				285,379	25,134	32,533	343,046	82.2%	100.0%	100.0%	85.2%	89.4%	17,234,700	58.95
Boston Metro
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	303,471	289.02
				1,050	—	—	1,050	100.0%	—	—	100.0%	100.0%	303,471	289.02

Dallas Metro
Henderson Avenue Portfolio (14 properties)	Sprouts Market	2022	100.0%	90,080	31,635	—	121,715	88.9%	100.0%	—%	91.8%	93.1%	4,379,233	39.20

Total Street and Urban Retail				1,181,458	143,719	252,527	1,577,704	86.4%	100.0%	89.1%	88.1%	91.4%	$97,756,900	$70.37

Acadia Share Total Street and Urban Retail				982,693	143,719	239,307	1,365,719	87.2%	100.0%	90.0%	89.0%	91.8%	$86,404,051	$71.07

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Lidl	1998	100.0%	—	43,531	100,379	143,910	—%	100.0%	76.6%	83.7%	100.0%	3,245,133	26.95
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	85.9%	92.2%	92.2%	1,488,815	15.44

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	92.1%	92.1%	92.1%	2,765,190	34.44
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	96.9%	98.8%	98.8%	3,532,225	28.98
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	71.9%	88.4%	92.2%	1,924,058	34.38
Crossroads Shopping Center	HomeGoods, PetSmart, BJ's Wholesale Club	1998	49.0%	—	202,727	108,928	311,655	—%	100.0%	57.9%	85.3%	88.5%	8,154,634	30.68
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	242,058	16,643	258,701	—%	94.8%	100.0%	95.2%	95.2%	2,249,812	9.14
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	57.1%	75.1%	75.1%	2,366,064	34.79

Connecticut
Town Line Plaza [5]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	42,930	206,089	—%	100.0%	87.2%	97.3%	97.3%	1,807,822	17.07

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,467,752	11.29

34

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2022

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	85.7%	96.0%	100.0%	2,066,246	9.87
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,290	101,474	—%	100.0%	94.9%	98.6%	98.6%	2,205,414	22.05

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	97.4%	98.7%	98.7%	1,394,982	14.28

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,144	112,782	235,926	—%	82.3%	75.1%	78.8%	92.8%	2,711,118	14.57

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	98.2%	99.4%	99.4%	4,263,415	18.26

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	100.0%	—	751,455	48,608	800,063	—%	94.2%	91.4%	94.0%	94.0%	12,980,977	17.26
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,270,246	32.05
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	63.9%	63.9%	63.9%	698,462	55.08

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	246,274	2.30
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	909,901	5.82
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	961,735	26.35
Abington Towne Center [6]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,314,679	22.19

Total Suburban Properties				—	2,909,173	1,095,307	4,004,480	—%	97.3%	84.2%	93.7%	95.7%	$66,158,994	$18.83

Acadia Share Total Suburban Properties				—	2,805,782	1,039,754	3,845,536	—%	97.2%	85.6%	94.1%	95.9%	$62,000,131	$18.36

Total Core Properties				1,181,458	3,052,892	1,347,834	5,582,184	86.4%	97.4%	85.1%	92.1%	94.4%	$163,915,894	$33.40

Acadia Share Total Core Properties				982,693	2,949,501	1,279,061	5,211,255	87.2%	97.3%	86.4%	92.7%	94.9%	$148,404,182	$32.29

35

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2022

__________

1.
Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

36

Core Portfolio – Top Tenants [1]
Supplemental Report – December 31, 2022	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,126,134	7.8%	5.5%
Walgreens	5	81,763	3,719,187	1.6%	2.5%
Royal Ahold [2]	3	155,461	3,475,460	3.0%	2.3%
Bed, Bath, and Beyond	2	124,432	3,288,661	2.4%	2.2%
Verizon	2	26,054	2,771,219	0.5%	1.9%
TJX Companies [3]	8	229,043	2,765,292	4.4%	1.9%
PetSmart, Inc.	4	76,257	2,760,241	1.5%	1.9%
Lululemon	2	7,533	2,614,752	0.1%	1.8%
Trader Joe's	3	40,862	2,499,318	0.8%	1.7%
Fast Retailing [4]	2	32,013	2,387,950	0.6%	1.6%
Gap [5]	3	44,895	2,191,532	0.9%	1.5%
Albertsons Companies[6]	2	123,409	1,980,640	2.4%	1.3%
Bob's Discount Furniture	2	68,793	1,843,336	1.3%	1.2%
Tapestry [7]	2	4,250	1,696,218	0.1%	1.1%
Watches of Switzerland [8]	2	13,863	1,624,974	0.3%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,550,757	0.6%	1.0%
Dick's Sporting Goods, Inc	2	98,805	1,519,874	1.9%	1.0%
Citibank	4	16,160	1,337,924	0.3%	0.9%
The Home Depot	2	187,914	1,307,040	3.6%	0.9%
Michael's	2	45,285	1,219,113	0.9%	0.8%
TOTAL	58	1,817,184	$50,679,622	35.0%	34.1%
__________

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one Acadia Core location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: H&M (840 N. Michigan), Lowe's (Brandywine), Tommy Bahama (664 N. Michigan), Kohl's (28 Jericho) and Bang & Olufsen (Soho).
2.
Stop and Shop (3 locations)
3.
TJ Maxx (5 locations), HomeGoods (2 locations), Marshalls (1 location)
4.
Uniqlo (1 location), Theory (1 location)
5.
Old Navy (2 locations), Banana Republic (1 location)
6.
Shaw’s (2 locations)
7.
Kate Spade (2 locations)
8.
Grand Seiko (1 location), Betteridge Jewelers (1 location)

37

Core Portfolio – Lease Expirations
Supplemental Report – December 31, 2022	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	3	3,843	0.4%	$31.75	0.2%	—	—	—%	$—	—%
2023	21	113,194	13.2%	83.49	12.7%	3	95,734	3.7%	15.63	3.8%
2024	21	75,096	8.8%	88.24	8.9%	12	425,458	16.3%	13.81	14.8%
2025	24	109,640	12.8%	98.91	14.6%	9	376,598	14.4%	19.14	18.1%
2026	26	72,896	8.5%	137.95	13.5%	9	404,089	15.4%	9.94	10.1%
2027	14	26,074	3.0%	143.82	5.1%	3	89,025	3.4%	18.18	4.1%
2028	17	68,050	7.9%	136.08	12.5%	9	513,514	19.6%	11.67	15.1%
2029	16	47,879	5.6%	80.87	5.2%	7	280,589	10.7%	16.81	11.9%
2030	8	63,747	7.4%	61.16	5.3%	—	—	—	—	—
2031	7	41,177	4.8%	68.81	3.8%	2	50,566	1.9%	16.97	2.2%
2032	18	56,771	6.6%	105.08	8.0%	2	62,382	2.4%	12.53	2.0%
Thereafter	9	178,411	20.8%	42.45	10.2%	7	318,388	12.2%	22.59	17.9%
Total	184	856,778	100.0%	$86.67	100.0%	63	2,616,343	100.0%	$15.15	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		125,915					78,242
Total Square Feet		982,693					2,949,501

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	1,400	0.1%	$24.40	0.1%	4	5,243	0.1%	$29.78	0.1%
2023	27	82,624	7.5%	25.91	6.2%	51	291,552	6.4%	44.89	8.8%
2024	33	141,774	12.8%	24.84	10.2%	66	642,328	14.0%	24.95	10.8%
2025	34	115,867	10.5%	28.48	9.6%	67	602,105	13.2%	35.46	14.4%
2026	36	139,436	12.6%	25.64	10.4%	71	616,421	13.5%	28.63	11.9%
2027	39	147,941	13.4%	34.78	15.0%	56	263,040	5.7%	39.97	7.1%
2028	31	125,328	11.3%	38.58	14.1%	57	706,892	15.4%	28.42	13.5%
2029	15	44,239	4.0%	29.85	3.8%	38	372,707	8.1%	26.59	6.7%
2030	11	32,348	2.9%	35.73	3.4%	19	96,095	2.1%	52.60	3.4%
2031	17	83,961	7.6%	29.41	7.2%	26	175,704	3.8%	35.07	4.2%
2032	26	101,521	9.2%	32.13	9.5%	46	220,674	4.8%	45.36	6.7%
Thereafter	20	88,399	8.1%	41.14	10.5%	36	585,198	12.9%	31.45	12.4%
Total	290	1,104,838	100.0%	$31.13	100.0%	537	4,577,959	100.0%	$32.29	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		174,223					378,380
Total Square Feet		1,279,061					5,211,255

_________

1. Leases currently under month to month or in process of renewal

38

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – December 31, 2022

	Quarter Ended								Year to Date
	March 31, 2022		June 30, 2022		September 30, 2022		December 31, 2022		December 31, 2022
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	4	4	2	2	3	3	—	—	9	9
GLA	12,970	12,970	11,000	11,000	4,544	4,544	—	—	28,514	28,514
New base rent	$37.83	$34.10	$113.70	$99.38	$78.62	$70.12	$—	$—	$73.60	$65.02
Previous base rent	$34.75	$35.01	$98.17	$99.15	$60.47	$62.72	$—	$—	$63.31	$64.17
Average cost per square foot	$42.51	$42.51	$161.05	$161.05	$63.39	$63.39	$—	$—	$91.57	$91.57
Weighted Average Lease Term (years)	12.0	12.0	11.8	11.8	10.0	10.0	—	—	11.6	11.6
Percentage growth in base rent	8.9%	(2.6)%	15.8%	0.2%	30.0%	11.8%	—%	—%	16.3%	1.3%

Renewal Leases
Number of renewal leases executed	21	21	12	12	17	17	17	17	67	67
GLA	284,858	284,858	71,026	71,026	176,463	176,463	152,451	152,451	684,798	684,798
New base rent	$32.60	$32.29	$45.44	$44.21	$38.88	$37.18	$22.23	$22.02	$33.24	$32.50
Expiring base rent	$29.45	$29.81	$39.43	$41.79	$30.56	$30.56	$20.17	$21.04	$28.71	$29.29
Average cost per square foot	$21.29	$21.29	$6.34	$6.34	$6.89	$6.89	$5.39	$5.39	$12.49	$12.49
Weighted Average Lease Term (years)	5.8	5.8	5.1	5.1	4.6	4.6	4.6	4.6	5.1	5.1
Percentage growth in base rent	10.7%	8.3%	15.2%	5.8%	27.2%	21.7%	10.2%	4.7%	15.8%	11.0%

Total New and Renewal Leases
Number of new and renewal leases executed	25	25	14	14	20	20	17	17	76	76
GLA commencing	297,828	297,828	82,026	82,026	181,007	181,007	152,451	152,451	713,312	713,312
New base rent	$32.83	$32.37	$54.59	$51.61	$39.88	$38.01	$22.23	$22.02	$34.85	$33.80
Expiring base rent	$29.68	$30.04	$47.31	$49.48	$31.31	$31.37	$20.17	$21.04	$30.09	$30.68
Average cost per square foot	$22.21	$22.21	$27.09	$27.09	$8.31	$8.31	$5.39	$5.39	$15.65	$15.65
Weighted Average Lease Term (years)	6.1	6.1	6.0	6.0	4.7	4.7	4.6	4.6	5.4	5.4
Percentage growth in base rent	10.6%	7.8%	15.4%	4.3%	27.4%	21.2%	10.2%	4.7%	15.8%	10.2%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2.
Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

39

Core Portfolio – Capital Expenditures
Supplemental Report – December 31, 2022

	Quarter Ended				Year to Date
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022	December 31, 2021
Leasing Commissions	$1,053	$1,057	$811	$538	$3,459	$2,360
Tenant Improvements	3,403	2,250	4,709	4,289	14,651	10,059
Maintenance Capital Expenditures	638	2,049	1,993	3,651	8,331	4,060
Total Capital Expenditures	$5,094	$5,356	$7,513	$8,478	$26,441	$16,479

40

Fund Overview
Supplemental Report – December 31, 2022

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$472.0	Million [2]	$502.5	Million	$540.6	Million	$520.0	Million	$2,125.1	Million
Acadia's Commitment	$20.0	Million	$291.2	Million	$123.3	Million	$125.0	Million	$104.5	Million	$664.0	Million
Acadia's Pro Rata Share	22.2%		61.7	% [2]	24.5%		23.1%		20.1%		31.2%
Acadia's Promoted Share [1]	37.8%		69.4%		39.6%		38.5%		36.1%		45.0%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$557.3	Million	$448.1	Million	$488.1	Million	$347.9	Million	$1,928.0	Million
Cumulative Net Distributions [3]	$195.4	Million	$172.9	Million	$603.5	Million	$221.4	Million	$88.7	Million	$1,281.9	Million
Net Distributions/Contributions	225.6%		31.0%		134.7%		45.4%		25.5%		66.5%
Unfunded Commitment [4]	$0.0	Million	$0.0	Million	$1.9	Million	$41.9	Million	$172.1	Million	$215.9	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$80.0	Million	$80.0	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2023
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		0.75% in 2022, 0% in 2023
Asset Management	Fund III		Currently 0%
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Year 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Year 5 of the investment period (August 26, 2020-August 25, 2021); 1.0% of Allocated Capital Commitments for Year 6-7 of the investment period (August 26, 2021-August 25, 2023); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

41

Fund Overview
Supplemental Report – December 31, 2022

_________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.
2.
With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020, 2021 and 2022 to fund the on-going redevelopment of existing Fund II investments. The $472 million reflects an incremental $172 million of capital contributed in connection with the City Point recapitalization. Fund II contains two remaining investments - City Point and Albertsons, the latter of which is held in a parallel vehicle. During the second quarter 2022, the Company increased its ownership in Fund II and Mervyn's II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%; its ownership in Albertsons remains at 40%.
3.
Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.
5.
Unfunded Commitments available to deploy into new unidentified investments.
6.
Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $41.9 million of general reserves.
7.
Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder.

42

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2022

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	Primark, Target, Basis Schools, Alamo Drafthouse	2007	94.2%	—	329,945	211,125	541,070	—%	88.7%	27.6%	64.8%	83.0%	$14,408,337	$41.07

Total - Fund II				—	329,945	211,125	541,070	—%	88.7%	27.6%	64.8%	83.0%	$14,408,337	$41.07

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	Swatch	2012	100.0%	4,637	—	—	4,637	91.6%	—%	—%	91.6%	91.6%	$1,082,505	$254.89

Total - Fund III				4,637	—	—	4,637	91.6%	—%	—%	91.6%	91.6%	$1,082,505	$254.89

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	82.2%	—%	—%	82.2%	82.2%	1,878,913	271.05
1035 Third Avenue [3]	─	2015	100.0%	7,634	—	—	7,634	100.0%	—%	—%	100.0%	100.0%	1,299,967	170.29

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	87,539	65,955	153,494	—%	100.0%	100.0%	100.0%	100.0%	3,258,849	21.23

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	1,050,946	66.89

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.4%	85.4%	2,052,672	14.99

MID-ATLANTIC

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,168	229,171	—%	100.0%	81.5%	90.9%	96.3%	3,249,992	15.60

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Kendra Scott, Starbucks	2014	100.0%	95,201	—	—	95,201	86.5%	—%	—%	86.5%	95.5%	3,017,138	36.62

43

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2022

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
WEST
California
146 Geary Street	─	2015	100.0%	10,151	—	—	10,151	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection (3 properties)	Eileen Fisher, Bonobos	2015	90.0%	7,148	—	—	7,148	77.9%	—%	—%	77.9%	77.9%	636,247	114.33

Total - Fund IV				153,514	258,542	284,571	696,627	77.0%	100.0%	84.4%	88.6%	91.6%	$16,444,724	$26.66

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	91.5%	97.3%	99.4%	$3,998,589	$18.33

Texas
Wood Ridge Plaza	Kirkland's, Office Depot	2022	90.0%	—	—	211,674	211,674	—%	—%	84.5%	84.5%	87.3%	3,787,696	21.19
La Frontera Plaza	Kohl's, Hobby Lobby	2022	90.0%	—	203,500	330,930	534,430	—%	100.0%	81.8%	88.7%	94.3%	6,532,919	13.78

MIDWEST
Michigan
New Towne Center	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	45,141	190,530	—%	100.0%	100.0%	100.0%	100.0%	2,344,851	12.31
Fairlane Green	TJ Maxx, Michaels	2017	100.0%	—	109,952	160,235	270,187	—%	100.0%	91.9%	95.2%	95.2%	5,051,602	19.64

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	251,988	278,828	530,816	—%	100.0%	78.1%	88.5%	94.8%	6,915,187	14.72

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods, ShopRite	2019	90.0%	—	129,940	172,948	302,888	—%	100.0%	79.9%	88.5%	91.5%	3,812,027	14.22

New Jersey
Midstate	ShopRite, Best Buy, DSW, PetSmart	2021	100.0%	—	253,779	131,337	385,116	—%	90.5%	70.8%	83.8%	88.8%	6,223,830	19.28

New York
Shoppes at South Hills	ShopRite, At Home, Ashley Furniture	2022	90.0%	—	416,804	95,414	512,218	—%	80.7%	46.2%	74.3%	74.3%	4,375,401	11.50

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	100.0%	100.0%	100.0%	4,243,262	11.42

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	267,551	462,021	—%	100.0%	79.3%	88.0%	88.0%	5,482,073	13.48

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Burlington Coat Factory, Ross Dress for Less	2019	100.0%	—	87,883	298,532	386,415	—%	100.0%	87.6%	90.4%	90.4%	7,366,896	21.08

44

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2022

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,558	171,799	—%	100.0%	94.6%	96.9%	96.9%	3,435,796	20.64

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's Sporting Goods	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	100.0%	100.0%	100.0%	4,775,096	12.55

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	78.9%	95.6%	95.6%	4,491,844	10.14

Georgia
Canton Marketplace	Dick's Sporting Goods, TJ Maxx, Best Buy	2021	100.0%	—	132,569	219,419	351,988	—%	100.0%	82.8%	89.3%	94.4%	5,434,763	17.29
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	98.6%	99.4%	99.4%	4,563,956	12.66

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	96.4%	98.4%	99.1%	5,076,275	21.31

Utah
Family Center at Riverdale	Target, Sportsman's Warehouse	2019	89.4%	—	256,673	115,802	372,475	—%	80.5%	97.7%	85.9%	97.9%	3,355,288	10.49

Total - Fund V				—	3,648,053	3,079,307	6,727,360	—%	95.8%	85.0%	90.8%	93.3%	$91,267,351	$14.94

TOTAL FUND PROPERTIES				158,151	4,236,540	3,575,003	7,969,694	77.4%	95.5%	81.5%	88.9%	92.5%	$123,202,917	$17.40

Acadia Share of Total Fund Properties				36,433	947,565	772,763	1,756,761	77.5%	94.7%	75.9%	86.1%	91.4%	$29,754,638	$19.68

__________

1.
Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.
2.
In place occupancy excludes short-term percentage rent.
3.
Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

45

Fund Lease Expirations
Supplemental Report – December 31, 2022	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2023	—	—	—%	—	—	—%	1	159	15.3%	64,321	404.53	24.3%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	2	1,426	0.7%	155,105	108.77	1.9%	—	—	—%	—	—	—%
2026	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2027	3	15,294	7.5%	1,139,686	74.52	13.6%	—	—	—%	—	—	—%
2028	1	552	0.3%	107,629	194.98	1.3%	1	306	29.4%	73,875	241.42	27.9%
2029	1	580	0.3%	86,976	149.96	1.0%	—	—	—%	—	—	—%
2030	—	—	—%	—	—	—%	1	177	17.0%	40,854	230.81	15.4%
2031	—	—	—%	—	—	—%	1	226	21.7%	53,825	238.16	20.3%
2032	4	78,373	38.4%	1,066,826	13.61	12.7%	1	173	16.6%	32,340	186.94	12.1%
Thereafter	4	107,616	52.8%	5,815,021	54.03	69.5%	—	—	—%	—	—	—%
Total	15	203,841	100.0%	$8,371,243	$41.07	100.0%	5	1,041	100.0%	$265,215	$254.89	100.0%

		110,521	Total Vacant					95	Total Vacant
		314,362	Total Square Feet					1,136	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	7	4,654	0.4%	$83,539	$17.95	0.5%
2023	2	588	0.5%	28,655	48.73	0.9%	48	60,746	5.1%	1,106,680	18.22	6.2%
2024	4	2,063	1.7%	68,246	33.08	2.0%	83	160,478	13.5%	2,380,636	14.83	13.4%
2025	5	2,129	1.8%	501,387	235.50	15.0%	83	187,831	15.8%	2,735,713	14.56	15.4%
2026	13	18,496	15.3%	487,020	26.33	14.5%	82	109,940	9.3%	2,100,911	19.11	11.8%
2027	12	8,966	7.4%	285,688	31.86	8.5%	66	139,634	11.8%	1,905,063	13.64	10.7%
2028	7	5,366	4.4%	157,748	29.40	4.7%	43	114,515	9.7%	1,903,773	16.62	10.7%
2029	5	30,480	25.2%	562,494	18.45	16.8%	30	83,690	7.1%	1,021,265	12.20	5.7%
2030	1	346	0.3%	16,264	47.01	0.5%	28	77,181	6.5%	1,061,069	13.75	6.0%
2031	7	14,380	11.9%	366,978	25.52	10.9%	30	76,440	6.4%	1,094,663	14.32	6.2%
2032	7	25,565	21.1%	605,463	23.68	18.3%	32	70,509	5.9%	1,050,815	14.90	5.9%
Thereafter	4	12,579	10.4%	272,425	21.66	7.9%	24	100,472	8.5%	1,321,684	13.15	7.5%
Total	67	120,958	100.0%	$3,352,368	$27.71	100.0%	556	1,186,090	100.0%	$17,765,811	$14.98	100.0%

		17,769	Total Vacant					116,447	Total Vacant
		138,727	Total Square Feet					1,302,537	Total Square Feet

__________

1. Leases currently under month to month or in process of renewal

46

Development and Redevelopment Activity
Supplemental Report – December 31, 2022

				Est. SQFT				Acquisition & Development Costs [1]
Property	Ownership [1]	Location	Estimated Stabilization	Upon Completion	Occupied/ Leased Rate	Key Tenants	Description	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
1238 Wisconsin	80.0%	Washington DC	2023	29,000	12%/70%	Wolford, Everbody	Redevelopment/addition to existing building with ground level retail, upper floor office and residential units upon completion. Discretionary spend upon securing tenant(s)	$18.3	$14.4	to	$15.2	$32.7	to	$33.5
Henderson - Development 1 & 2	100.0%	Dallas, TX	TBD	160,000	—	TBD	Ground up development for mixed-use street-level retail spaces and upper level office spaces.	$10.5	TBD	to	TBD	TBD	to	TBD

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	TBD	TBD	—	TBD	Discretionary spend upon securing necessary approvals and tenant(s) for lease up	25.9	24.1	to	34.1	50.0	to	60.0

FUND IV
717 N. Michigan Avenue	100.0%	Chicago, IL	TBD	TBD	14%/26%	Alo Yoga	Discretionary spend upon securing tenant(s) for lease up	116.6	TBD	to	TBD	TBD	to	TBD
								$171.3	$38.5		$49.3	$82.7		$93.5
Major Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2024	241,000	75%/99%	Target, Whole Foods, PetSmart	Ground up development of pad sites and street level retail and re-tenanting/redevelopment for Whole Foods	$203.3	$6.7	to	$9.7	$210.0	to	$213.0
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	65%/81%	The Container Store	Re-tenanting and potential split of former 46,000 square foot Nordstrom; façade upgrade and possible vertical expansion	0.2	17.8	to	27.8	18.0	to	28.0
651-671 West Diversey	100.0%	Chicago, IL	TBD	46,000	86%/86%	TBD	'Discretionary spend for future re-tenanting and re-configuration of approximately 30,000 sf.	—	TBD	to	TBD	TBD	to	TBD
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	32%/47%	TJ Maxx	Discretionary spend for re-tenanting former 120,000 square foot Kmart anchor space once tenant(s) are secured	0.1	5.9	to	8.9	6.0	to	9.0
Mad River	100.0%	Dayton, OH	TBD	TBD	73%/73%	TBD	Discretionary spend for the re-tenanting former 33,000 square foot Babies R Us space once tenant(s) are secured	—	1.9	to	2.3	1.9	to	2.3
								$203.6	$32.3		$48.7	$235.9		$252.3
_________

47

Development and Redevelopment Activity
Supplemental Report – December 31, 2022

__________

1.
Ownership percentages and costs represent the Core or Fund level ownership and not Acadia’s pro rata share.
2.
Incurred amounts include costs associated with the initial carrying value. Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred. Reconciles to Consolidated Balance Sheet at December 31, 2022 as follows:

Development costs above	$171.3
Unconsolidated projects (a)	(18.3)
Projects in redevelopment or partial development (b)	73.8
Deferred costs and other amounts	(6.1)
Impairment charges taken	(36.1)
Total per consolidated balance sheet	$184.6

(a)
Relates to 1238 Wisconsin Avenue
(b)
Primarily relates to the portion of City Center that is still in Major Redevelopment and City Point. Total incurred amount of $203.3 for City Center reflects the historical carrying value of the entire property (including its initial acquisition cost).

48

Important Notes
Supplemental Report – December 31, 2022

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of real estate properties; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses), including those related to its RCP investments such as Albertsons in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, same-property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and same-property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and same-property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. In reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, reconciliation of the assumed range of 2023

49

same-property NOI growth to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort due to the multiple components of the calculation which only includes properties owned for comparable periods and excludes all corporate level activity.

50